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December 13, 1994

Donald Patterson et al.
24 Elgin Avenue
Toronto Ontario
Canada
M5R 1G6

Dear Don:

This letter shall serve as an Agreement made between Myo Diagnostics Inc. ("Myo") and Donald Patterson, Ronald Goldsack, James Connacher, Chris Skillen, Richard Reid and James Black ("Guarantors").

1.  PREVIOUS LETTER

Myo and Guarantor hereby cancel the letter agreement between us dated March 23, 1994 (the "Previous Agreement")and replace it with the following agreement.

2.  PROVISIONS OF THE LETTER OF CREDIT

The Guarantors have furnished a series of irrevocable Letters of Credit (the "L.C.s") in favor of the Wells Fargo Bank, Century City branch for the account of Myo Diagnostics Ltd. The L. C.s are in the aggregate amount of $400,000 (U.S.).

The Letters of Credit were issued according to the following schedule:

    Date Issued              Amount              Guarantor
    -----------              ------              ---------

    May 27, 1994 -           $75,000             Donald Patterson
    July 7, 1994 -           $65,000             Ronald Goldsack
    July 7, 1994 -           $65,000             James Connacher
    August 8, 1994 -         $65,000             Chris Skillen
    September 15, 1994-      $65,000             Richard Reid
    October 17, 1994 -       $65,000             James Black

Each L.C. expires one year from the date of issue. Myo has assumed all costs associated with the issuance of the L.C.s.

3.  ENTITLEMENT TO STOCK OPTIONS

As consideration for providing the guarantee for the L.C.s, Myo shall issue to the Guarantors, Options (the "Options") each substantially in the form of Exhibit A hereto, to purchase an aggregate of 400,000 shares of the Common Stock of Myo. Each Guarantor's option shall be for an aggregate number of shares equal to one share of Myo Common stock for each dollar guaranteed by such Guarantor as set forth opposite his name in the foregoing schedule.


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Myo proposes to enter into a Securities Purchase Agreement (the "Purchase
Agreement") with Ontario Municipal Employees Retirement Board ("OMERB") providing, among other things, for the purchase by OMERB of shares of Myo Common Stock for an aggregate purchase price of $1,000,000. In the event that this transaction is consummated, the options shall be executed and delivered to the Guarantors as soon as is practicable following such consummation, ant the per share purchase price of each Option shall be equal to 75% of the per share purchase price paid by OMERB. In the event that such transaction is not consummated, the Options shall be issuable at the time of the completion of Myo's next private placement of Common Stock with aggregate purchase price in excess of $500,000, and the per share exercise price shall be equal to 75% of the per share purchase price paid in such a private placement.

Each Guarantor's option shall become exercisable nine months following the issuance date of the corresponding Letter of Credit as set forth opposite his name in the foregoing schedule or pursuant to the provisions of Section 3 (a) or 5 (b) thereof. Each option shall expire on the first anniversary of the completion of an initial public offering by Myo of shares of its Common Stock unless sooner terminated in accordance with the provisions of Section 4 or
Section 5(a) thereof.

In the event that the options are exercised in part or in full, the Guarantors shall have the same "piggyback" registration rights and be subject to the same limitations as are provided to OMERB in the Purchase Agreement.

4.  GENERAL TERMS AND CONDITIONS

At the date of the closing of the OMERS transaction, Myo will provide to the Guarantors a copy of Myo's latest financials, a copy of the resolution of the Board of Directors authorizing the issuance of the Options on these terms and conditions agreed upon, and a copy of the resolution of the Board of Directors authorizing the use of proceeds of any offering of shares subsequent to the OMERB transaction to repay and cancel the letters of credit. Audited financial statements for Myo for the fiscal year ending December 31, 1994 shall be provided to Guarantors when available.

Myo agrees to indemnify and hold harmless the Guarantors, their servants, agents or employees, against claims of, or liability to, any third person resulting from negligence or misconduct of Myo or its against, servants or employees.


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 5.  REPRESENTATIONS OF GUARANTORS

The Guarantors represent and warrant to Myo that they constitute all persons having any rights as "Guarantor" under the previous Agreement. This is the complete agreement between the parties with respect to the transactions contemplated hereby and supersedes all previous negotiations, understandings agreements, or representations, written or oral, made by or among the parties, relating thereto.

AGREED on this _____ day of December, 1994.

         GUARANTORS                   MYO DIAGNOSTICS, INC.


By   /s/ Donald Paterson               By   /s/ Gerald D. Appel
   -------------------------              -----------------------
   Donald Paterson                        Gerald D. Appel,
                                          President

By   /s/ Ronald Goldsack
   -------------------------
   Ronald Goldsack

By   /s/ James Connacher
   -------------------------
   James Connacher

By   /s/ Chris Skillen
   -------------------------
   Chris Skillen

By   /s/ Richard Reid
   -------------------------
   Richard Reid

By   /s/ James Black
   -------------------------
   James Black

THIS OPTION AND THE UNDERLYING COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THIS OPTION HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND THIS OPTION AND THE UNDERLYING COMMON STOCK MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR LAWS.

                                MYO DIAGNOSTICS, INC.
                                STOCK OPTION AGREEMENT

    OPTION AGREEMENT made as of the 19th day of December, 1994 between Myo Diagnostics, Inc., a California corporation (the "Company"), and ______________ (the "Optionee").

    1.   GRANT OF OPTION.

    The Company hereby irrevocably grants to the Optionee the right and option to purchase all or any part of an aggregate of sixty-five thousand (65,000) shares of its common stock (the "Shares") on the terms and conditions herein set forth.

    2.   EXERCISE PRICE.

    The exercise price of each of the Shares covered by the Option shall be $1.13.

    3.   TIME AND MANNER OF EXERCISE OF OPTION.

    (a) This Option shall become exercisable on July 17, 1995. Notwithstanding the foregoing, in the event that any person or entity, including a "group" as contemplated by Section 13(d) (3) of the Securities Exchange Act of 1934, as amended, acquires more than 50% of the outstanding Common Stock of the Company, this Option shall become exercisable immediately prior to the occurrence of any such acquisition (a "Change in Control"). This Option shall also become exercisable pursuant to the provisions of Section 5(b) hereof.

    (b) To the extent that this Option has become exercisable and prior to its termination, this Option may be exercised by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full by cash or certified check for such Shares, provided, however, that no less than One Thousand (1,000) Shares may be purchased upon any one exercise of this Option unless the number of Shares purchased at such time is the total number of Shares in respect of which this Option is then exercisable. Upon


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such exercise, instructions shall be given to issue and deliver to the Optionee a certificate for paid-up non-assessable Shares. The Optionee shall not have any rights as an owner of Common Stock of the Company by reason of the exercise of this Option until the date of issuance to him or her of a certificate or certificates representing the shares of Common Stock purchased.

    4.   TERM OF OPTION.

    This Option shall terminate the earlier of either i) one year from the date of COMPLETION of the first public offering of the Company's shares in an offering registered under the Securities Act of 1933, as amended, or ii) the occurrence of a Change in Control. This Option shall also terminate in accordance with the provisions of Section 5(b) hereof.

    5.   ADJUSTMENTS.

    (a) In the event of any change in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, consolidations, recapitalization, or reorganizations, an appropriate and proportionate adjustment shall be made by the Company in the number of shares subject to this Option and in the exercise price per share with respect to any unpurchased shares hereunder. Any such adjustment hereto shall be made without a change in the total exercise price applicable to such unpurchased shares but with a corresponding adjustment in the per share exercise price. No fractional shares of Common Stock shall be issued under this Option on account of any adjustment under this Section 5(a).

    (b) Notwithstanding anything in paragraph 5(a) above to the contrary, in the event of any merger, consolidation or other reorganization of the Company or in the event of the liquidation or dissolution of the Company, this Option shall terminate on the effective date of such merger, consolidation, reorganization, liquidation or dissolution. Notwithstanding any other provision of this Option to the contrary, this Option shall be exercisable for a period of 30 days prior to the effective date of any such merger, consolidation, reorganization, liquidation or dissolution.

    6.   TRANSFERABILITY OF THE OPTION.

    The Optionee may transfer the Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit, or by will or the laws of descent and distribution.

    7.   OPTIONEE'S AGREEMENT TO GUARANTEE LETTER OF CREDIT TO THE COMPANY.

    In consideration for the grant of this Option, the Optionee


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hereby has guaranteed a Letter of Credit in the amount of $65,000 (U.S.) to a bank selected by the Company. The terms of this Stock Option Agreement require that the Letter of Credit remain guaranteed by the Optionee for a minimum of one year from the date of the Letter of Credit.

    8.   PURCHASE FOR INVESTMENT.

    By his execution of this Option, Optionee represents, acknowledges and agrees that (a) this Option is, and any shares of Common Stock acquired upon exercise hereof will be (unless then registered under the United States Securities Act of 1933 (the "Act") or unless an exemption from such registration not requiring such representation is then available for the sale of the Common Stock), acquired for investment and not with a view to or for sale in connection with any distribution thereof, (b) this Option has not been, and the shares of Common Stock issuable upon exercise hereof may not be, registered under the Act, may not be transferred in violation of the Act, and must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available, and (c) all Certificates representing Common Stock issued upon exercise of this Option may bear a restrictive legend as may be required to comply with any law or with any rule or regulation of any stock exchange on which such securities may be listed.

    9.   GOVERNING LAW.

    This Option shall be governed by and interpreted in accordance with the laws of the State of California.


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     IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be duly executed by its officer thereunto duly authorized, and the Optionee has hereunto set his hand as of the date and year first above written.

                                  MYO DIAGNOSTICS INC.


                                  By  /s/ Gerald D. Appel
                                     ----------------------------
                                     Gerald D. Appel, President


                                  Optionee


                                  ______________________________


                                  Address:

                                  ______________________________
                                  ______________________________
                                  ______________________________



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                      FIRST AMENDMENT TO STOCK OPTION AGREEMENT


    This FIRST AMENDMENT TO STOCK OPTION AGREEMENT (this "Amendment") is made as of June 30, 1996, by and between Myo Diagnostics, Inc., a California corporation (the "Company") and ______________ ("Optionee").


                                   R E C I T A L S

    A.   The Company and Optionee are parties to that certain Myo
Diagnostics, Inc. Stock Option Agreement (the "Option"), dated as of December 19, 1994; and

    B. The Company and Optionee desire to amend the Option as hereinafter provided.


                                  A G R E E M E N T

    NOW, THEREFORE, in consideration of the foregoing facts, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

    1. TIME AND MANNER OF EXERCISE OF OPTION. Section 3(a) of the Option is hereby amended to read in its entirety as follows:

         "This Option shall become exercisable on July 17, 1995. Notwithstanding the foregoing, in the event that any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), acquires more than 50% of the outstanding Common Stock of the Company or the securities of a successor company for which this Option may be exercised, this Option shall become exercisable immediately prior to the occurrence of any such acquisition (a "Change in Control")."

    2. TERM OF OPTION. Section 4 of the Option is hereby amended to read in its entirety as follows:

         "This Option shall terminate on the earliest of (i) one year from the date the Common Stock of the Company or any other securities for which this Option may be exercised becomes registered under Section 12 of the Exchange Act, (ii) one year from the date the Common Stock of the Company is exchanged for a security which is registered under Section 12 of the Exchange Act, or (iii) the occurrence of a Change in Control."

     3. ADJUSTMENTS. Section 5(b) of the Option is hereby amended to read in its entirety as follows:

         "Subject to Section 4 hereof, in case any capital reorganization or reclassification, change in the outstanding Common Stock of the Company, merger or consolidation of the Company with or into another entity, or sale of substantially all of the assets of the Company to another entity, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, the Option shall, without any further act or the execution of any further instrument whatsoever, become an Option to purchase or receive, at the exercise price, such shares of stock or other securities or assets as Optionee would have been entitled to receive upon such reorganization, reclassification, change, merger or consolidation, or sale of assets, in exchange for or in respect of that portion of the Shares which remain unexercised immediately prior to such reorganization, reclassification, change, merger or consolidation, or sale of assets, and appropriate adjustment (as reasonably determined by the Board of Directors of the Company or the surviving entity, as the case may be) shall be made in the application of the provisions herein set forth with respect to the rights of Optionee, to the end that such provisions (including provisions with respect to changes in and other adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon exercise of such Option, provided that the aggregate purchase price shall remain the same."

    4. This Amendment may be executed in two or more counterparts and by different parties in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    5. Except as otherwise expressly provided for herein, all of the terms and conditions of the Option shall remain in full force and effect.

                                      2

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

                             "THE COMPANY"

                             MYO DIAGNOSTICS, INC.


                             By
                                ---------------------------------
                                  Gerald D. Appel
                                  President


                             "OPTIONEE"


                             By
                                ----------------------------------

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